EXHIBIT 31.01

CERTIFICATION PURSUANT TO RULE 13a-14(a)/15d-14(a) AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher M. Courtney, President and Chief Executive Officer, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Oak Valley Bancorp; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: March 26, 2019	/s/ Christopher M. Courtney
Christopher M. Courtney
President and Chief Executive Officer